EXHIBIT 10.16

    FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT AND
                               WAIVER OF DEFAULTS

     This Amendment, dated as of March 16, 1999, is made by and between ROYAL GRIP, INC., a Nevada corporation, and ROXXI, INC., a Nevada corporation (collectively, jointly and severally, the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

     The  Borrower  and the Lender have  entered  into an Amended  and  Restated
Credit and Security Agreement dated as of October 9, 1998 (the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

     Roxxi, Inc., a Nevada corporation ("Roxxi") has entered into that certain Asset Purchase Agreement dated March 11, 1999, with Big Play, Inc. The transaction evidenced by such Agreement is referred to as the "Equipment Transaction".

     Roxxi has entered into that certain Asset Purchase Agreement dated February 26, 1999, with Paramount Headwear, Inc. The transaction evidenced by such Agreement is referred to as the "Trademark Transaction".

     The consummation of the Equipment Transaction and the Trademark Transaction will violate Section 7.3, 7.6 and 7.15 of the Credit Agreement (the "Transaction Defaults").

     Borrower has requested that Lender waive the Transaction Defaults. Lender, although under no obligation to do so, has agreed to waive the Transaction Defaults, subject to the terms of this Amendment.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

     2. AMENDMENT. The Credit Agreement is hereby amended by deleting the definition of Borrowing Base contained in Section 1.1 of the Credit Agreement, and replacing it as follows:

     "Borrowing Base" means, at any time the lesser of:

          (a)  the Maximum Line; or

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          (b)  subject  to  change  from  time  to  time  in the  Lender's  sole discretion, the sum of:

               (A)  the  lesser  of  (x)  80%  of  Eligible  Accounts,   or  (y)
                    $1,500,000.00, plus

               (B)  the lesser of (x) 60% of Eligible Royal Grip  Inventory,  or
                    (y) $600,000.00.

     3. NO OTHER CHANGES. Except as modified by Section 2 above, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any Advance thereunder.

     4. WAIVER OF DEFAULTS. Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Transaction Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

     5. CONDITIONS PRECEDENT. This Amendment, and the waiver set forth in Paragraph 4 hereof, shall be effective when the Lender is satisfied that, after giving effect to the collateral release contemplated by Section 6, the outstanding Revolving Advances to the Borrower will not be in excess of the Borrowing Base and Lender shall have received an executed original hereof (or copy in Lender's discretion), of each of the following, each in substance and form acceptable to the Lender in its sole discretion:

          (a) Receipt by the Lender of the  $300,000.00  portion of the purchase
price  (the   "Proceeds")   payable  by  Big  Play,  Inc.  under  the  Equipment
Transaction;

          (b) An assignment of proceeds, executed by the purchaser under the Trademark Transaction whereby, among other things, the purchaser acknowledges that all amounts owed to Roxxi have been assigned to Lender;

          (c) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor;

          (d) Certificates of the Secretaries of the entities constituting the Borrower certifying as to (i) the resolutions of the boards of directors of the entities constituting the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the entities constituting the Borrower, which were certified and delivered to the Lender pursuant to the Certificates of Authority dated as of October 9, 1998 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificates to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificates of Authority dated as of October 9, 1998, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the entities constituting the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the entities constituting the Borrower;

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          (e) Final fully executed Agreements, including exhibits, applicable to the Equipment Transaction and the Trademark Transaction;

          (f) Such other matters as the Lender may require.

     6. TERMINATIONS. Upon the satisfaction of the conditions precedent to the effectiveness of this Amendment, Lender shall terminate its security interests in Roxxi's work-in-process and raw materials Inventory, Roxxi's Equipment and other personal property used in connection with the embroidering business and the assets being conveyed pursuant to the Trademark Transaction.

     7. FIRST TERM ADVANCE PAYOFF. Borrower hereby directs Lender to apply the Proceeds to pay down the First Term Advance. Borrower further directs Lender to make a Revolving Advance in an amount sufficient to fully prepay the First Term Advance. Borrower acknowledges that prepayment of the First Term Advance will result in a prepayment fee of $12,360.00. Borrower directs Lender to make a Revolving Advance in the amount of $12,360.00 to pay such prepayment fee.

     8. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender as follows:

          (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms;

          (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and do not
(i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or bylaws of the entities constituting the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the entities constituting the Borrower are a party or by which it or their properties may be bound or affected;

          (c) All of the representations and warranties contained in the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     9. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     10. NO OTHER WAIVER. Except as set forth in Paragraph 4 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default or Default

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Period under the Credit  Agreement or breach,  default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

     11. RELEASE. The Borrower and the Guarantor, by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     12. COSTS AND EXPENSES. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

     13. MISCELLANEOUS. This Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed as of the date first written above.

                                          NORWEST BUSINESS CREDIT, INC.


                                          By /s/ Clifton Moschnik
                                             -----------------------------------

                                          Its Business Banking Officer
                                              ----------------------------------

                                          ROYAL GRIP, INC., a Nevada corporation


                                          By /s/ Thomas Schneider
                                             -----------------------------------

                                          Its President
                                              ----------------------------------

                                          ROXXI, INC., a Nevada corporation


                                          By /s/ Thomas Schneider
                                             -----------------------------------

                                          Its /s/ President
                                              ----------------------------------

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                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

     The undersigned, a guarantor of the indebtedness of Royal Grip, Inc., and Roxxi, Inc., each Nevada corporations (collectively, jointly and severally, the "Borrowers") to Norwest Business Credit, Inc. (the "Lender") pursuant to a Guaranty dated as of October 9, 1998 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 11 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrowers' present and future indebtedness to the Lender.

                                          ROYAL PRECISION, INC.,
                                            a Delaware corporation


                                          By /s/ Thomas Schneider
                                             -----------------------------------

                                          Its President
                                              ----------------------------------

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